                                                                   EXHIBIT 25.1

-------------------------------------------------------------------------------
                                             Registration No. 333-
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                               -------------------

                                    FORM T-1

                               -------------------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                              ---------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)

                               -------------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

303 PEACHTREE STREET, N.E.
30TH FLOOR                                                30308                                 58-0466330
ATLANTA, GEORGIA                                        (Zip Code)              (I.R.S. employer identification number)
(Address of principal executive offices)

                               -------------------

                                 B. A. DONALDSON
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                  404-588-7266
            (Name, address and telephone number of agent for service)

                               -------------------

                               MOVIE GALLERY, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                  63-1120122
      (State or other jurisdiction            (IRS employer identification no.)
   of incorporation or organization)

         900 WEST MAIN STREET
            DOTHAN, ALABAMA                                36301
(Address of principal executive offices)                (Zip Code)

                               -------------------

                            11% SENIOR NOTES DUE 2012
                       (Title of the indenture securities)

===============================================================================

1.       General information.

         Furnish the following information as to the trustee--

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  2990 BRANDYWINE ROAD, SUITE 200
                  ATLANTA, GEORGIA 30341-5565

                  FEDERAL RESERVE BANK OF ATLANTA
                  1000 PEACHTREE STREET, N.E.
                  ATLANTA, GEORGIA 30309-4470

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  550 17TH STREET, N.W.
                  WASHINGTON, D.C. 20429-9990

                  Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

3-12. NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH AND INCLUDING 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b) BELOW, THE OBLIGOR IS NOT IN DEFAULT WITH RESPECT TO ANY SECURITIES ISSUED PURSUANT TO ANY INDENTURE UNDER WHICH SUNTRUST BANK IS TRUSTEE.

13.      Defaults by the Obligor.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                  THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS
                  INDENTURE.


         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is a trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                  THERE HAS NOT BEEN ANY DEFAULT UNDER ANY INDENTURE OF THE OBLIGOR UNDER WHICH SUNTRUST BANK IS TRUSTEE.

14-15. NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b) ABOVE, THE OBLIGOR IS NOT IN DEFAULT WITH RESPECT TO ANY SECURITIES ISSUED PURSUANT TO ANY INDENTURE UNDER WHICH SUNTRUST BANK IS TRUSTEE.

16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect (Exhibit 1 to Form T-1, Registration No. 333-104621 filed by AMVESCAP PLC).

         (2) A copy of the certificate of authority of the trustee to commence business (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

         (3) A copy of the authorization of the trustee to exercise corporate trust powers (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

         (4) A copy of the existing by-laws of the trustee (as amended and restated August 13, 2002) (Exhibit 4 to Form T-1, Registration No. 333-104621 filed by AMVESCAP PLC).

         (5)      Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on December 31, 2003.

         (8)      Not applicable.

         (9)      Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the __th day of July, 2005.

                                       SUNTRUST BANK



                                       By: /s/ B. A. Donaldson
                                           ------------------------------------
                                               B. A. Donaldson
                                               Vice President

                              EXHIBIT 1 TO FORM T-1


                       ARTICLES OF AMENDMENT AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK

              (Incorporated by reference to Exhibit 1 to Form T-1,
               Registration No. 333-104621 filed by AMVESCAP PLC)

                              EXHIBIT 2 TO FORM T-1


                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

              (Incorporated by reference to Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 3 TO FORM T-1


                                  AUTHORIZATION
                                       OF
                SUNTRUST BANK TO EXERCISE CORPORATE TRUST POWERS

           (Incorporated by reference to Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 4 TO FORM T-1


                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

              (Incorporated by reference to Exhibit 4 to Form T-1,
               Registration No. 333-104621 filed by AMVESCAP PLC)

                              EXHIBIT 5 TO FORM T-1


                     (INTENTIONALLY OMITTED. NOT APPLICABLE)

                              EXHIBIT 6 TO FORM T-1


                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of 11% Senior Notes due 2012 of Movie Gallery, Inc., SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       SUNTRUST BANK



                                       By: /s/ B. A. Donaldson
                                           ------------------------------------
                                               B. A. Donaldson
                                               Vice President

                              EXHIBIT 7 TO FORM T-1


                               REPORT OF CONDITION
                                   (ATTACHED)

SUNTRUST BANK                                                         FFIEC 031
----------------------------------------                                   RC-1
Legal Title of Bank                                                        [12]
ATLANTA
----------------------------------------
City
GA                            30302
----------------------------------------
State                       Zip Code

FDIC Certificate Number - 00867
Transmitted to Fidelity as 0031590 on 04/29/2005.


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2005

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC -- BALANCE SHEET

                                                          Dollar Amounts in Thousands         RCFD                Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
1.   Cash and balances due from depository institutions (from Schedule RC-A):
     a. Noninterest-bearing balances and currency and coin (1) .......................        0081           3,993,970       1.a
     b. Interest-bearing balances (2) ................................................        0071              20,192       1.b
2.   Securities:
     a. Held-to-maturity securities (from Schedule RC-B, column A) ...................        1754                   0       2.a
     b. Available-for-sale securities (from Schedule RC-B, column D)..................        1773          21,024,250       2.b
3.   Federal funds sold and securities purchased under agreements to resell:                  RCON
     a. Federal funds sold in domestic offices .......................................        B987           2,177,025       3.a
                                                                                              RCFD
     b. Securities purchased under agreements to resell (3) ..........................        B989           3,747,661       3.b
4.   Loans and lease financing receivables (from Schedule RC-C):
     a. Loans and leases held for sale ...............................................        5369           6,888,845       4.a
     b. Loans and leases, net of unearned income .............   B528     89,951,995                                         4.b
     c. LESS: Allowance for loan and lease losses ............   3123        849,668                                         4.c
     d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)...        B529          89,102,327       4.d
5.   Trading assets (from Schedule RC-D) .............................................        3545           1,364,169       5
6.   Premises and fixed assets (including capitalized leases) ........................        2145           1,431,061       6
7.   Other real estate owned (from Schedule RC-M) ....................................        2150              14,138       7
8.   Investments in unconsolidated subsidiaries and associated companies
     (from Schedule RC-M).............................................................        2130                   0       8
9.   Customers' liability to this bank on acceptances outstanding ....................        2155               6,651       9
10.  Intangible assets:
     a. Goodwill .....................................................................        3163             890,754       10.a
     b. Other intangible assets (from Schedule RC-M)..................................        0426             621,476       10.b
11.  Other assets (from Schedule RC-F)................................................        2160           4,880,553       11
12.  Total assets (sum of items 1 through 11) ........................................        2170         136,163,072       12

-----------------

(1)      Includes cash items in process of collection and unposted debits.

(2)      Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

SUNTRUST BANK                                                         FFIEC 031
----------------------------------------                                   RC-1
Legal Title of Bank                                                        [13]

FDIC Certificate Number - 00867
Transmitted to Fidelity as 0031590 on 04/29/2005.


SCHEDULE RC -- CONTINUED

                                                           Dollar Amounts in Thousands        RCFD                Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E              RCON
        part I).......................................................................        2200          85,962,439       13.a
     (1) Noninterest-bearing (1) ............................    6631      9,000,414                                         3.a.1
     (2) Interest-bearing ...................................    6636     76,962,025                                         3.a.2
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                         RCFN
        (from Schedule RC-E, part II) ................................................        2200           6,819,087       13.b
     (1) Noninterest-bearing ................................    6631              0                                         3.b.1
     (2) Interest-bearing ...................................    6636      6,819,087                                         13.b.2
14.  Federal funds purchased and securities sold under agreements to repurchase:              RCON
     a. Federal funds purchased in domestic offices (2) ..............................        B993           3,670,035       14.a
                                                                                              RCFD
     b. Securities sold under agreements to repurchase (3) ...........................        B995           8,292,077       14.b
15.  Trading liabilities (from Schedule RC-D) ........................................        3548             660,992       15
16.  Other borrowed money (includes mortgage indebtedness and obligations under
     capitalized leases) (from Schedule RC-M) ........................................        3190          14,134,976       16
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding ........................        2920               6,651       18
19.  Subordinated notes and debentures(4) ............................................        3200           2,849,494       19
20.  Other liabilities (from Schedule RC-G) ..........................................        2930           2,889,660       20
21.  Total liabilities (sum of items 13 through 20) ..................................        2948         125,285,411       21
22.  Minority interest in consolidated subsidiaries ..................................        3000             470,788       22
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus ...................................        3838                   0       23
24.  Common stock ....................................................................        3230              21,600       24
25.  Surplus (exclude all surplus related to preferred stock) ........................        3839           3,745,215       25
26.  a. Retained earnings ............................................................        3632           6,095,959       26.a
     b. Accumulated other comprehensive income (5) ...................................        B530             544,099       26.b
27.  Other equity capital components (6) .............................................        A130                   0       27
28.  Total equity capital (sum of items 23 through 27) ...............................        3210          10,406,873       28
29.  Total liabilities, minority interest, and equity capital (sum of
     items 21, 22, and 28)............................................................        3300         136,163,072       29

Memorandum

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1.   Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for
     the bank by......................................................................        RCFD              NUMBER
     independent external auditors as of any date during 2004.........................        6724                   2       M. 1


1 = Independent audit of the bank conducted in                          4 = Director's examination of the bank conducted in
accordance with generally accepted auditing standards                   accordance with generally accepted auditing standards
by a certified public accounting firm which submits a                   by a certified public accounting firm (may be
report on the bank                                                      required by state chartering authority)

2 = Independent audit of the bank's parent holding                      5 = Directors' examination of the bank performed by
company conducted in accordance with generally                          other external auditors (may be required by state
accepted auditing standards by a certified public                       chartering authority)
accounting firm which submits a report on the
consolidated holding company (but not on the bank                       6 = Review of the bank's financial statements by
separately)                                                             external auditors

3 = Attestation on bank management's assertion on the                   7 = Compilation of the bank's financial statements by
effectiveness of the bank's internal control over                       external auditors
financial reporting by a certified public accounting
firm                                                                    8 = Other audit procedures (excluding tax preparation
                                                                        work)

                                                                        9 = No external audit work


-----------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4)      Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                              EXHIBIT 8 TO FORM T-1


                     (INTENTIONALLY OMITTED. NOT APPLICABLE)

                              EXHIBIT 9 TO FORM T-1


                     (INTENTIONALLY OMITTED. NOT APPLICABLE)